[MFS LOGO]                                                      Annual Report
INVESTMENT MANAGEMENT                                           for Year Ended
                                                                April 30, 1997


MFS(R) MUNICIPAL LIMITED MATURITY FUND




                                  [ARTWORK]

TABLE OF CONTENTS

Letter from the Chairman........................................................     1
A Discussion with the Portfolio Manager.........................................     3
Portfolio Manager's Profile.....................................................     5
Fund Facts......................................................................     6
Performance Summary.............................................................     6
Tax Form Summary................................................................     8
Portfolio of Investments........................................................     9
Financial Statements............................................................    12
Notes to Financial Statements...................................................    18
Independent Auditors' Report....................................................    24
Trustees and Officers...........................................................    25

    HIGHLIGHTS

    - FOR THE 12 MONTHS ENDED APRIL 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 3.51%, CLASS B SHARES 2.71%, AND CLASS C SHARES 2.64%.

    - THE FIXED-INCOME MARKETS WERE VOLATILE OVER THE PAST YEAR AS INVESTORS' PERCEPTIONS ABOUT THE STRENGTH OF THE ECONOMY, THE EXPECTATIONS FOR INFLATION, AND THE LIKELY COURSE OF FEDERAL RESERVE BOARD MONETARY POLICY CHANGED FREQUENTLY AND, OFTEN, DRAMATICALLY.

    - THE ALREADY NARROW YIELD DIFFERENTIAL BETWEEN HIGH- AND LOWER-RATED INVESTMENT-GRADE BONDS CONTINUED TO DECLINE, AS THE STRONG NATIONAL ECONOMY AND CONSERVATIVE FISCAL PRACTICES PUT MUNICIPAL CREDITS ON THEIR STRONGEST FINANCIAL FOOTING IN MANY YEARS.

    - BOND INSURANCE NOW ABSORBS ABOUT HALF OF THE NEW-ISSUE CALENDAR AS WELL AS MUCH OF THE SECONDARY MARKET, CONTRIBUTING TO THE SCARCITY OF HIGHER-YIELDING BONDS AND THE HISTORICALLY NARROW YIELD SPREADS BETWEEN QUALITIES OF BONDS.

LETTER FROM THE CHAIRMAN




                                Dear Shareholders:

                                After more than six years of expansion, the U.S.
                                economy is experiencing another year of growth
                                in 1997, although a few signs point to the
                                possibility of a modest rise in inflation during
         [PHOTO]                the year. On the positive side, the pattern of
                                moderate growth and inflation set over the past
                                few years now seems fairly well entrenched in
                                the economy and, short of a major international
     A. Keith Brodkin           or domestic crisis, appears to have enough
                                momentum to remain on track for some time. Also,
gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.
     In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time in reaction to the economic momentum that was built up during the period. While inflationary forces largely remained in check in 1996, the continued strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.
     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/S/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

May 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER






                                For the 12 months ended April 30, 1997, Class A
                                shares of the Fund provided a total return of
                                3.51%, Class B shares 2.71%, and Class C shares
                                2.64%. These returns assume the reinvestment of
             [PHOTO]            distributions but exclude the effects of any
                                sales charges and compare to a 4.01% average
                                return for short/intermediate municipal bond
                                funds as compiled by Lipper Analytical Services,
         Robert A. Dennis       Inc., an independent firm that reports mutual
                                fund performance. The Fund's returns also trailed the 4.60% and 4.66% returns reported for the Lehman Brothers Municipal Bond Three-Year and Five-Year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds. While we shortened the Fund's average maturity in recent months in light of the volatile, generally rising course of interest rates, performance might have been better relative to the funds in its Lipper universe if we had shortened maturities somewhat sooner.

Q. In general, how would you describe the fixed-income environment over the past year?

A. The fixed-income markets were volatile over the past year as investors' perceptions about the strength of the economy, the expectations for inflation, and the likely course of Federal Reserve Board monetary policy changed frequently and, often, dramatically.

Q. And what about the municipal market? How would you describe the environment there?

A. After the dissipation of the flat-tax scare that caused the market to cheapen during the spring of 1996, the municipal market -- while reflecting the overall volatility of the bond market -- has performed very well versus comparable taxable-bond markets, as supply has remained moderate and demand has been consistent. Nevertheless, the general trend of short- to intermediate-term maturities has been toward higher rates, and three- and five-year high-grade municipal bond interest rates have risen by 32 and 35 basis points (0.32% and 0.35%), respectively, over the past 12 months.

Q. Have there been any major developments in this market over the past year?

A. The already narrow yield differential between high- and lower-rated investment-grade bonds declined further, as the strong national economy and conservative fiscal practices put municipal credits on their strongest financial footing in many years. Nevertheless, there were a number of downgrades among credits, particularly in the electric utility sector, in which competitiveness has been threatened by deregulation trends.

Q. How has the rise in the use of bond insurance affected the market in general and the Fund in particular?

A. It is truly startling that bond insurance now absorbs about half of the new-issue calendar as well as much of the secondary market. This has clearly contributed to the scarcity of higher-yielding bonds and to the historically narrow yield spreads between qualities in the market.

Q. The credit quality of the Fund is fairly high, with over 70% of assets in securities rated "AAA" or "AA." Is that unusually high for this Fund, or is it a reflection of your outlook for the market?

A. It is not a reflection of our market outlook, but rather of the very narrow yield spreads in the market and the fact that about half of available bonds now carry bond insurance, giving them "Aaa" and "AAA" ratings from Moody's Investors Service and Standard & Poor's, respectively. If and when credit spreads begin to widen, we believe our experienced credit research staff will give us a clear advantage in finding attractive investment opportunities.

Q. At the same time, the Fund's average maturity is under three years, which is below its historical average. Why is that?

A. We have maintained a relatively short average maturity to help protect shareholders' principal during this period of volatile interest rates.

Q. Do you foresee any reasons you might change the average maturity in the next several months?

A. We will consider lengthening the average maturity when we feel confident that the Federal Reserve has concluded its tightening cycle; that is, when it becomes evident that economic growth has begun to slow in response to the recent rise in interest rates.

Q. In your last report, you said there were few major changes in the trading relationships among sectors, regions, rating categories, or individual credits. Is this still the case, or have there been some changes in any of these areas?

A. There still have been no major changes but, as previously mentioned, lower-investment-grade bonds, with "Baa" or "BBB" ratings, have generally been the best performers since their yield advantage over high-grade bonds has continued to tighten.

Q. If there haven't been any changes, does this mean performance is still closely tied to maturity selection, and have you carried out this strategy in the past year?

A. Yes, maturity selection is still key. As the economy appeared to be in a period of healthy growth and some wage pressures began to be reported, we shortened the Fund's maturity in an effort to protect it against continued market volatility and the trend toward higher interest rates.


/S/ Robert A. Dennis

Robert A. Dennis

Portfolio Manager

    PORTFOLIO MANAGER'S PROFILE

    ROBERT A. DENNIS HAS BEEN PORTFOLIO MANAGER OF MFS(R) MUNICIPAL LIMITED MATURITY FUND SINCE 1992. MR. DENNIS JOINED MFS IN 1980 AND WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1981, VICE
    PRESIDENT - INVESTMENTS IN 1983, AND SENIOR VICE PRESIDENT IN 1986. HE IS A GRADUATE OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND OF ITS SLOAN SCHOOL OF MANAGEMENT.

FUND FACTS

STRATEGY:                THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE
                         AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                         FEDERAL INCOME TAXES AS IS CONSIDERED CONSISTENT
                         WITH PRUDENT INVESTING WHILE SEEKING PROTECTION OF
                         SHAREHOLDERS' CAPITAL.
COMMENCEMENT OF
INVESTMENT
OPERATIONS:              CLASS A:      MARCH 17, 1992
                         CLASS B:      SEPTEMBER 7, 1993
                         CLASS C:      JULY 1, 1994

SIZE:                    $50.8 MILLION NET ASSETS AS OF APRIL 30, 1997

PERFORMANCE SUMMARY


The information below illustrates the historical performance of MFS Municipal Limited Maturity Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from April 1, 1992, through April 30, 1997)


[PERFORMANCE GRAPH]

AVERAGE ANNUAL TOTAL RETURNS                                                    Life of
AS OF APRIL 30, 1997                            1 Year    3 Years    5 Years     Fund*
---------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund (Class A)
  including 2.50% sales charge (SEC Results)    +0.96%     +3.19%     +4.27%     +4.16%
---------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund (Class A)
  at net asset value                            +3.51%     +4.06%     +4.80%     +4.67%
---------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund (Class B)
  with CDSC (SEC Results)                       -1.27%     +2.29%     +3.82%     +3.88%
---------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund (Class B)
  at net asset value                            +2.71%     +3.24%     +4.16%     +4.05%
---------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund (Class C)
  with CDSC (SEC Results)                       +1.64%     +3.25%     +4.31%     +4.20%
---------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund (Class C)
  at net asset value                            +2.64%     +3.25%     +4.31%     +4.20%
---------------------------------------------------------------------------------------
Average short/intermediate municipal bond
  index**                                       +4.01%     +4.51%     +5.02%     +5.00%
---------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Three-Year
  Index++                                       +4.60%     +5.16%     +5.26%     +5.24%
---------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Five-Year
  Index++                                       +4.66%     +5.66%     +5.99%     +5.96%
---------------------------------------------------------------------------------------
Consumer Price Index+                           +2.80%     +2.89%     +2.85%     +2.91%
---------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  March 17, 1992, to April 30, 1997.
**Source: Lipper Analytical Services.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
++Source: CDA/Wiesenberger.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the 2.50% maximum sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC) which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share SEC results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

    TAX FORM SUMMARY

    IN JANUARY 1997, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

    EXEMPT-INTEREST DIVIDENDS

    FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED APRIL 30, 1997, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

PORTFOLIO OF INVESTMENTS - April 30, 1997
Municipal Bonds - 96.7%

=========================================================================================
                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
-----------------------------------------------------------------------------------------
General Obligation - 22.8%
  Baltimore County, MD, Metropolitan District, 6.5s, 1997       $  500        $   502,035
  Bridgeport, CT, AMBAC, 5.25s, 1999                             1,155          1,175,351
  Commonwealth of Massachusetts, 7s, 1999                        1,000          1,050,940
  Commonwealth of Puerto Rico, 5.5s, 2001                          500            509,930
  Cook County, IL, High School District No. 205 (Thornton
    Township), FGIC, 5.4s, 1997                                    450            450,437
  District of Columbia, AMBAC, 7.25s, 1998sec.sec.                 500            515,110
  Government of Guam, 5.75s, 1999                                  500            506,110
  Indianapolis, IN, Local Public Improvement Bond Bank,
    6.25s, 2001                                                  1,000          1,047,320
  Lawrence, MA, AMBAC, 9.7s, 2001                                1,000          1,166,880
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001          500            536,040
  New York City, NY, 6s, 1999                                      100            102,473
  New York City, NY, 6s, 1999                                      250            254,712
  New York City, NY, 6.125s, 2001                                  600            626,550
  New York City, NY, 5.7s, 2002                                    500            512,505
  New York City, NY, 5.3s, 2003                                    500            497,495
  North Slope Borough, AK, MBIA, 0s, 1999                          375            339,596
  State of Louisiana, FGIC, 6s, 2000                               500            520,185
  State of Pennsylvania, FGIC, 5.25s, 1999                         500            508,245
  State of Virginia, 5.375s, 1999                                  750            765,945
                                                                               ----------
                                                                              $11,587,859
-----------------------------------------------------------------------------------------
State and Local Appropriation - 9.8%
  Michigan Building Authority Rev., 6.2s, 2002                  $1,000        $ 1,060,960
  New York Dormitory Authority Rev. (City University),
    5s, 2000                                                       500            501,410
  New York Dormitory Authority Rev. (State University),
    4.9s, 2000                                                     500            500,545
  New York Medical Care Facilities Finance Agency Rev.,
    5.9s, 2000                                                     995          1,028,959
  New York Urban Development (Correctional Facilities),
    5.5s, 2001                                                     375            380,415
  New York Urban Development (Correctional Facilities),
    5.5s, 2001                                                   1,000          1,013,770
  State of Utah Building Ownership Authority, 5.5s, 2000           500            511,580
                                                                               ----------
                                                                              $ 4,997,639
-----------------------------------------------------------------------------------------
Refunded and Special Obligations - 1.5%
  Detroit, MI, 5.625s, 1997                                     $  750        $   750,000
-----------------------------------------------------------------------------------------
Airport and Port Revenue - 5.9%
  Atlanta, GA, Airport Facilities Rev., AMBAC, 5.5s, 2001       $  500        $   511,905
  Denver, CO, City & County Airport Rev., 5.5s, 1999               650            656,234
  Indianapolis, IN, Airport Authority Rev., FGIC, 5s,
    1999                                                         1,000          1,008,260
  Metropolitan Nashville, TN, Airport Rev., FGIC, 6.125s,
    1999                                                           800            822,224
                                                                               ----------
                                                                              $ 2,998,623
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 20.0%
  Hillsborough County, FL, Utility Refunding, MBIA, 0s,
    1999                                                        $1,000        $   900,620
  Intermountain Power Agency, UT, Power Supply Rev., FSA,
    5.25s, 2001                                                    500            507,725

=========================================================================================
                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
  Intermountain Power Agency, UT, Power Supply Rev.,
    MBIA, 5.25s, 1999                                           $  500        $   506,565
  Intermountain Power Agency, UT, Power Supply Rev.,
    MBIA, 5.5s, 1999                                             2,500          2,548,075
  Philadelphia, PA, Gas Works Rev., 5.4s, 1998                   1,000          1,004,030
  Sacramento, CA, Municipal Utility District Electric
    Rev., FGIC, 6s, 2001                                           620            649,760
  South Carolina Public Service Authority, AMBAC, 5s,
    1999                                                           500            503,675
  Washington Public Power Supply System Rev., 5.45s, 2000        1,500          1,519,800
  Washington Public Power Supply System Rev., "A", 5s,
    2000                                                         1,500          1,500,330
  Washington Public Power Supply System Rev., "B", 5s,
    2000                                                           500            500,110
                                                                               ----------
                                                                              $10,140,690
-----------------------------------------------------------------------------------------
Health Care Revenue - 2.1%
  Denison, TX, Hospital Authority (Texoma Medical Center,
    Inc.), 5.25s, 2001                                          $  215        $   214,443
  Michigan Hospital Finance Authority Rev. (Mercy Health
    Services), 5.5s, 2000                                          500            508,940
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                   335            335,000
                                                                               ----------
                                                                              $ 1,058,383
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - 5.2%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                              $2,520        $ 2,641,867
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.0%
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.15s, 2001                                                 $1,000        $ 1,002,990
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.25s, 2002                                                  1,000          1,004,150
                                                                               ----------
                                                                              $ 2,007,140
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.0%
  Arizona Transportation Board, Excise Tax Rev. (Maricopa
    County Regional Area), MBIA, 6.8s, 1997                     $1,000        $ 1,004,500
-----------------------------------------------------------------------------------------
Solid Waste Revenue - 2.0%
  Delaware County, PA, Industrial Development Authority
    Rev. (Recovery Facilities), 5.5s, 2000                      $1,000        $ 1,011,970
-----------------------------------------------------------------------------------------
Student Loan Revenue - 5.2%
  Colorado Student Obligation Bond Authority, 6.125s,
    1998                                                        $  155        $   157,246
  Louisiana Public Facilities Authority (Student Loan
    Rev.), 6.5s, 2002                                            1,000          1,061,420
  Nebraska Higher Education Loan Program Rev., 5s, 1998            500            498,785
  New Mexico Educational Assistance Foundation, 5.25s,
    1998                                                           925            933,843
                                                                               ----------
                                                                              $ 2,651,294
-----------------------------------------------------------------------------------------

=========================================================================================
                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
-----------------------------------------------------------------------------------------
Universities - 1.7%
  California Educational Facilities Authority Rev.
    (College & University), 5.15s, 2000                         $  360        $   359,309
  District of Columbia Rev. (Georgetown University),
    MBIA, 5.5s, 2001                                               500            504,860
                                                                              -----------
                                                                              $   864,169
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.8%
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002          $  500        $   380,815
  San Antonio, TX, Water Rev., FGIC, 5.8s, 1999                  1,000          1,025,690
                                                                              -----------
                                                                              $ 1,406,505
-----------------------------------------------------------------------------------------
Other - 11.7%
  Connecticut Special Assessment, AMBAC, 5s, 1999               $1,000        $ 1,012,760
  Michigan Underground Storage, AMBAC, 5s, 1999                  3,365          3,401,107
  State of Minnesota Rev., AMBAC, 5s, 1999                       1,500          1,515,135
                                                                              -----------
                                                                              $ 5,929,002
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $48,762,807)                          $49,049,641
-----------------------------------------------------------------------------------------

Floating Rate Demand Note - 4.5%

=========================================================================================
  Jackson County, MS, Pollution Control Rev. (Chevron),
    due 5/01/97
  (Identified Cost, $2,300,000)                                 $2,300        $ 2,300,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $51,062,807)                              $51,349,641

Other Assets, Less Liabilities - (1.2)%                                          (596,057)
=========================================================================================
Net Assets - 100.0%                                                           $50,753,584
-----------------------------------------------------------------------------------------

(sec.sec.) When-issued security. At April 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

======================================================================================
April 30, 1997
--------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $51,062,807)                   $51,349,641
  Cash                                                                        58,371
  Receivable for Fund shares sold                                             27,107
  Interest receivable                                                        820,110
  Other assets                                                                   165
                                                                         -----------
      Total assets                                                       $52,255,394
                                                                         -----------
Liabilities:
  Distributions payable                                                  $    53,752
  Payable for Fund shares reacquired                                          72,076
  Payable for investments purchased                                          846,624
  Payable for when-issued investment purchased                               507,335
  Payable to affiliates -
    Management fee                                                               556
    Distribution and service fee                                              13,290
  Accrued expenses and other liabilities                                       8,177
                                                                         -----------
      Total liabilities                                                  $ 1,501,810
                                                                         -----------
Net assets                                                               $50,753,584
                                                                         ===========
Net assets consist of:
  Paid-in capital                                                        $51,309,907
  Unrealized appreciation on investments                                     286,834
  Accumulated net realized loss on investments                              (873,818)
  Accumulated undistributed net investment income                             30,661
                                                                         -----------
      Total                                                              $50,753,584
                                                                         ===========
Shares of beneficial interest outstanding                                  6,770,143
                                                                         ===========
Class A shares:
  Net asset value per share (net assets of $40,953,175 / 5,461,987
    shares of beneficial   interest outstanding)                               $7.50
                                                                               =====
  Offering price per share (100/97.5)                                          $7.69
                                                                               =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $6,503,337 / 868,468 shares of beneficial
      interest outstanding)                                                    $7.49
                                                                               =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,297,072 / 439,688 shares of beneficial
      interest outstanding)                                                    $7.50
                                                                               =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

Statement of Operations

=====================================================================================
Year Ended April 30, 1997
-------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                         $2,731,886
                                                                          ----------
  Expenses -
    Management fee                                                        $  226,043
    Trustees' compensation                                                    11,365
    Shareholder servicing agent fee                                           22,347
    Shareholder servicing agent fee (Class A)                                 48,863
    Shareholder servicing agent fee (Class B)                                 10,850
    Shareholder servicing agent fee (Class C)                                  3,263
    Distribution and service fee (Class A)                                    69,278
    Distribution and service fee (Class B)                                    66,548
    Distribution and service fee (Class C)                                    32,339
    Administrative fee                                                         1,298
    Registration fee                                                          47,638
    Auditing fees                                                             33,853
    Custodian fee                                                             31,587
    Printing                                                                  26,738
    Postage                                                                    6,078
    Amortization of organization expenses                                      3,637
    Legal fees                                                                 2,914
    Miscellaneous                                                             18,747
                                                                          ----------
      Total expenses                                                      $  663,386
    Reduction of expenses pursuant to reimbursement agreement                (37,574)
    Fees paid indirectly                                                      (5,561)
                                                                          ----------
      Net expenses                                                        $  620,251
                                                                          ----------
        Net investment income                                             $2,111,635
                                                                          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost basis)        $   56,348
  Change in unrealized appreciation on investments                          (260,759)
                                                                          ----------
      Net realized and unrealized loss on investments                     $ (204,411)
                                                                          ----------
        Increase in net assets from operations                            $1,907,224
                                                                          ==========

See notes to financial statements

Statement of Changes in Net Assets

=======================================================================================
Year Ended April 30,                                                1997           1996
---------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  2,111,635   $  2,600,902
  Net realized gain (loss) on investments                         56,348        (40,278)
  Net unrealized gain (loss) on investments                     (260,759)       816,807
                                                            ------------   ------------
    Increase in net assets from operations                  $  1,907,224   $  3,377,431
                                                            ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $ (1,788,875)  $ (2,223,764)
  From net investment income (Class B)                          (218,897)      (253,938)
  From net investment income (Class C)                           (97,816)       (70,381)
                                                            ------------   ------------
    Total distributions declared to shareholders            $ (2,105,588)  $ (2,548,083)
                                                            ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                          $ 15,035,170   $ 21,822,226
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                              1,422,095      1,783,696
  Cost of shares reacquired                                  (26,654,645)   (37,340,487)
                                                            ------------   ------------
    Decrease in net assets from Fund share transactions     $(10,197,380)  $(13,734,565)
                                                            ------------   ------------
      Total decrease in net assets                          $(10,395,744)  $(12,905,217)
Net assets:
  At beginning of period                                      61,149,328     74,054,545
                                                            ------------   ------------
  At end of period (including accumulated undistributed
    net investment income of $30,661 and $21,300,
    respectively)                                           $ 50,753,584   $ 61,149,328
                                                            ============   ============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------

                                                            Eight Months  Year Ended August
                                   Year Ended April 30,        Ended             31,
                                 -------------------------   April 30,    -----------------
                                  1997     1996     1995        1994       1993      1992*
    -----------------------------------------------------------------------------------
                                 Class A

    -----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                         $  7.53  $  7.45  $  7.47    $   7.72    $  7.43   $  7.31
                                 -------  -------  -------    --------    -------
Income from investment
  operations# -
  Net investment incomesec.      $  0.29  $  0.30  $  0.28    $   0.19    $  0.31   $  0.15
  Net realized and unrealized
    gain (loss) on investments     (0.03)    0.08    (0.02)      (0.22)      0.30      0.12
                                 -------  -------  -------    --------    -------
      Total from investment
        operations               $  0.26  $  0.38  $  0.26    $  (0.03)   $  0.61   $  0.27
                                 -------  -------  -------    --------    -------
Less distributions declared to
  shareholders -
  From net investment
    income++++++                 $ (0.29) $ (0.30) $ (0.28)   $  (0.19)   $ (0.31)  $(0.15)
  From net realized gain on
    investments                    --       --       --         --          (0.01)    --
  In excess of net investment
    income++++                     --       --       (0.00)      (0.00)     --        --
  In excess of net realized gain
    on investments                 --       --       --          (0.03)     --        --
                                 -------  -------  -------    --------    -------
      Total distributions
        declared to shareholders $ (0.29) $ (0.30) $ (0.28)   $  (0.22)   $ (0.32)  $(0.15)
                                 -------  -------  -------    --------    -------
Net asset value - end of period  $  7.50  $  7.53  $  7.45    $   7.47    $  7.72   $  7.43
                                 -------  -------  -------    --------    -------   -------
Total return++                     3.51%    5.11%    3.55%     (0.59)%+     8.47%     8.26%+
Ratios (to average net assets)/Supplemental data(sec.):

  Expenses##                       0.95%    0.95%    0.95%       0.89%+     0.68%     0.55%+
  Net investment income            3.86%    4.00%    3.74%       3.72%+     4.04%     4.25%+
Portfolio turnover                   78%      43%      50%         48%        69%        8%
Net assets at end of period
  (000 omitted)                  $40,953  $50,387  $64,329    $ 83,367    $87,192   $21,312
   *   For the period from the commencement of investment operations, March 17, 1992, to
       August 31, 1992.
   +   Annualized.
   #   Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++   Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
++++   For the year ended April 30, 1995, and the eight months ended April 30, 1994, the per share distributions in excess of net investment income were $0.002 and
       $0.002, respectively.
++++++ For the period ended August 31, 1992, the per share distributions from net investment income includes a per share distribution from paid-in capital of
       $0.0007.
(sec.) The investment advisor voluntarily agreed to maintain the expenses of the fund at not more than 0.95% of average daily net assets. To the extent actual expenses exceeded the limitation, the net investment income per share and the ratios would have been:
       Net investment income     $  0.29  $  0.30  $  0.28    $   0.18    $  0.28   $  0.13
       Ratios (to average net assets):
         Expenses                  1.02%    0.99%    0.95%       1.12%+     1.16%     1.16%+
         Net investment income     3.79%    3.96%    3.74%       3.49%+     3.57%     3.64%+

See notes to financial statements

--------------------------------------------------------------------------------

           Year Ended April 30,                1997       1996       1995      1994**
 -----------------------------------------------------------------------------------
                                              Class
                                                B
 -----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 7.52     $ 7.44     $ 7.46     $  7.75
                                              ------     ------     ------      ------
Income from investment operations# -
  Net investment incomesec.                   $ 0.23     $ 0.25     $ 0.21     $  0.14
  Net realized and unrealized gain (loss)
    on investments                             (0.03)      0.07      (0.02)      (0.26)
                                              ------     ------     ------      ------
      Total from investment operations        $ 0.20     $ 0.32     $ 0.19     $ (0.12)
                                              ------     ------     ------      ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.23)    $(0.24)    $(0.21)    $ (0.13)
  In excess of net investment income++++        --         --        (0.00)      (0.01)
  In excess of net realized gain on
    investments                                 --         --         --         (0.03)
                                              ------     ------     ------      ------
      Total distributions declared to
        shareholders                          $(0.23)    $(0.24)    $(0.21)    $ (0.17)
                                              ------     ------     ------      ------
Net asset value - end of period               $ 7.49     $ 7.52     $ 7.44     $  7.46
                                              ------     ------     ------      ------
Total return                                   2.71%      4.34%      2.67%      (2.37)%
Ratios (to average net assets)/Supplemental data(sec.):
  Expenses##                                   1.73%      1.70%      1.80%       1.74%+
  Net investment income                        3.08%      3.25%      2.88%       2.79%+
Portfolio turnover                               78%        43%        50%         48%
Net assets at end of period (000 omitted)     $6,503     $7,749     $7,792     $ 7,415
  **   For the period from the commencement of offering of Class B shares, September 7,
       1993, to April 30, 1994.
   +   Annualized.
   #   Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++   For the year ended April 30, 1995, the per share distribution in excess of net investment income was $0.001.
(sec.) The investment advisor voluntarily agreed to maintain the expenses of the fund at not more than 1.80% of average daily net assets. To the extent actual expenses exceeded the limitation, the net investment income per share and the ratios would have been:

       Net investment income                  $ 0.23     $ 0.25     $ 0.21     $  0.12
       Ratios (to average net assets):
                                               1.80%      1.74%      1.80%       2.05%+
       Expenses
                                               3.01%      3.21%      2.88%       2.48%+
       Net investment income

See notes to financial statements

--------------------------------------------------------------------------------

                Year Ended April 30,                    1997        1996       1995***
 -----------------------------------------------------------------------------------

                                                       Class C
 -----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  7.53     $  7.45     $  7.45
                                                        ------      ------      ------
Income from investment operations#-
  Net investment incomesec.                            $  0.23     $  0.23     $  0.21
  Net realized and unrealized gain (loss) on
    investments                                          (0.03)       0.08       (0.02)
                                                        ------      ------      ------
        Total from investment operations               $  0.20     $  0.31     $  0.19
                                                        ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                           $ (0.23)    $ (0.23)    $ (0.19)
  In excess of net investment income++++                 --          --          (0.00)
                                                        ------      ------      ------
        Total distributions declared to shareholders   $ (0.23)    $ (0.23)    $ (0.19)
                                                        ------      ------      ------
Net asset value - end of period                        $  7.50     $  7.53     $  7.45
                                                        ------      ------      ------
Total return                                             2.64%       4.23%       2.53%+
Ratios (to average net assets)/Supplemental data(sec.):
  Expenses##                                             1.80%       1.80%       1.79%+
  Net investment income                                  3.03%       3.16%       2.77%+
Portfolio turnover                                         78%         43%         50%
Net assets at end of period (000 omitted)              $ 3,297     $ 3,013     $ 1,934
 ***   For the period from the commencement of offering of Class C shares, July 1, 1994, to April 30, 1995.
   +   Annualized.
   #   Per share data for the periods subsequent to April 30, 1994, is based on average shares outstanding.
  ##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++   For the period ended April 30, 1995, the per share distribution in excess of net investment income
       was $0.001.
(sec.) The investment advisor voluntarily agreed to maintain the expenses of the fund at not more than 1.80% of average daily net assets. To the extent actual expenses exceeded the limitation, the net investment income per share and the ratios would have been:
   Net investment income                               $  0.22     $  0.23     $  0.21
   Ratios (to average net assets):
     Expenses                                            1.87%       1.84%       1.79%+
     Net investment income                               2.96%       3.12%       2.77%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended April 30, 1997, $3,314 was reclassified to accumulated undistributed net investment income from paid-in capital due to permanent differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At April 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $873,818, which may be applied against any net taxable realized gains in each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($798,921), April 30, 2004, ($32,070) and April 30, 2005,
($42,827).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid to MFS in prior years. At April 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $191,917, including $37,574 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $2,890 for the year ended April 30, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee up to 0.015% per annum of each Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,862 for the year ended April 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $15,260 for the year ended April 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended April 30, 1997, were 0.15%, of the average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.17% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,781 and $56 for Class B and Class C shares, respectively, for the year ended April 30, 1997.

Fees incurred under the distribution plan during the year ended April 30, 1997, were 0.93% and 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1997, were $121, $35,651, and $1,032, for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $42,228,840 and $44,976,564, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                            $51,062,807
                                                                           ----------
Gross unrealized appreciation                                             $   330,910
Gross unrealized depreciation                                                 (44,076)
                                                                          -----------
    Net unrealized appreciation                                           $   286,834
                                                                           ----------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                    Year Ended April 30, 1997       Year Ended April 30, 1996
                                  ---------------------------     ---------------------------
                                    Shares          Amount          Shares          Amount
     -----------------------------------------------------------------------------------
Shares sold                        1,574,476     $ 11,862,568      1,999,874     $ 15,164,604
Shares issued to shareholders in
  reinvestment of distributions      160,862        1,211,040        206,976        1,568,611
Shares reacquired                 (2,966,712)     (22,348,637)    (4,146,143)     (31,416,230)
                                    --------       ----------       --------       ----------
    Net decrease                  (1,231,374)    $ (9,275,029)    (1,939,293)    $(14,683,015)
                                    --------       ----------       --------       ----------

Class B Shares

                                    Year Ended April 30, 1997       Year Ended April 30, 1996
                                  ---------------------------     ---------------------------
                                    Shares          Amount          Shares          Amount
     -----------------------------------------------------------------------------------
Shares sold                          222,124     $  1,670,226        395,418     $  2,988,803
Shares issued to shareholders in
  reinvestment of distributions       15,642          117,619         19,614          148,492
Shares reacquired                   (399,994)      (3,007,251)      (431,218)      (3,263,193)
                                    --------       ----------       --------       ----------
      Net decrease                  (162,228)    $ (1,219,406)       (16,186)    $   (125,898)
                                    --------       ----------       --------       ----------

Class C Shares

                                    Year Ended April 30, 1997       Year Ended April 30, 1996
                                  ---------------------------     ---------------------------
                                    Shares          Amount          Shares          Amount
     -----------------------------------------------------------------------------------
Shares sold                          199,462     $  1,502,376        483,511     $  3,668,819
Shares issued to shareholders in
  reinvestment of distributions       12,406           93,436          8,781           66,593
Shares reacquired                   (172,386)      (1,298,757)      (351,660)      (2,661,064)
                                    --------       ----------       --------       ----------
      Net increase                    39,482     $    297,055        140,632     $  1,074,348
                                    --------       ----------       --------       ----------

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1997 was $560.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of
MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1997 and 1996, and the financial highlights for each of the years in the six-year period ended April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund at April 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 30, 1997

     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Robert A. Dennis*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

                    For the third year in a row, MFS earned a #1 ranking in the
[LOGO] DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

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
MFS(R) MUNICIPAL LIMITED                  LOGO
MATURITY FUND                                                                                            ----------------------
500 Boylston Street                                                                                      BULK RATE
Boston, MA 02116-3741                                                                                    U.S. POSTAGE
LOGO                                                                                                     PAID
                                                                                                         MFS
                                                                                                         ----------------------

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                     MML-2 6/97 9M 37/237/337